Chart Industries FIRST QUARTER 2022 EARNINGS CALL Exhibit 99.2

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY'S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS AND INVESTMENTS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, SUPPLY CHAIN CHALLENGES, BUSINESS TRENDS, CLEAN ENERGY MARKET OPPORTUNITIES INCLUDING ADDRESSABLE MARKETS, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," "OUTLOOK," "GUIDANCE," "CONTINUE," "TARGET," OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY.

FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICE INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS COST AND SUPPLY; RISKS RELATING TO THE OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE CONFLICT BETWEEN RUSSIA AND UKRAINE AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

THIS PRESENTATION CONTAINS FIRST QUARTER 2022 NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED NON-DILUTED EPS, "NET INCOME, ADJUSTED", FREE CASH FLOW, ADJUSTED FREE CASH FLOW, EBITDA, ADJUSTED EBITDA, ADJUSTED GROSS PROFIT, ADJUSTED GROSS PROFIT MARGIN, ADJUSTED OPERATING INCOME, AND ADJUSTED OPERATING MARGIN. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED "FIRST QUARTER 2022 EARNINGS PER SHARE," "FIRST QUARTER 2022 ADJUSTED EBITDA" AND "FIRST QUARTER 2022 FREE CASH FLOW" INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. PLEASE SEE THE RECONCILIATION TABLE AT THE END OF THE ACCOMPANYING EARNINGS RELEASE FOR THE "ADJUSTED GROSS PROFIT" AND "ADJUSTED OPERATING INCOME" RECONCILIATIONS, AS WELL AS A RECONCILIATION AND ADDITIONAL DETAILS ON ADJUSTED NON-DILUTED EPS AND ADJUSTED FREE CASH FLOW. WITH RESPECT TO THE COMPANY'S 2022 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER NON-DILUTED SHARE OR ADJUSTED FREE CASH FLOW, BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY'S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED.

CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2022 Chart Industries, Inc. Confidential and Proprietary 2

Heightened Focus on Energy Resilience, Independence, Accessibility, Security and Sustainability Since February 24, 2022 © 2022 Chart Industries, Inc. Confidential and Proprietary 3 European Commissioner for Energy stated that Russia’s aggression against Ukraine has dramatically transformed the geopolitical environment of Europe’s energy security… and will require alternative sources of supply…  Lithuania became the first European nation to announce that they would stop importing Russian gas  European Commission developed a platform for the common purchase of LNG and hydrogen with member states  Morocco is studying options at several ports to build a floating or land-based facility to import liquefied natural gas  U.K. issued a new energy strategy, focusing on energy security and urgency of accelerating the solutions for net zero  New import terminals planned for Italy, Germany and France  Germany will build 2 small-scale LNG (ssLNG) terminals  Dutch Gate and Belgian Zeebrugge terminals are to be expanded by 2024 and Polish terminal in 2023  The Estonian and Finnish governments have agreed to the joint leasing of a floating LNG terminal  Bulgaria and Romania obtained access to the DESFA LNG station off Athens  Spain plans to open a never-before-used LNG plant as European storage base  Australian government is going to accelerate 7 natural gas projects  DOE FERC is accelerating permitting in the U.S, including an export licenses and approval extensions granted  Multiple new SPAs signed for Big LNG, US Export Facilities …..All of this continues with the backdrop of accelerating renewable energy sources and hydrogen

…Contributing to Q1 2022 Record Orders, Backlog and Numerous Other Highlights © 2022 Chart Industries, Inc. Confidential and Proprietary 4 Other Q1 2022 notable items: • EMEA & India first quarter 2022 orders were a 9% sequential increase over the fourth quarter 2021 and the strongest first quarter of a year in the history of the region. • Completed MOU with a major industrial gas customer for liquid hydrogen equipment • Executed LOI to be exclusive hydrogen liquefaction provider to Greenstone Renewable • Completed first investment in Hy24 Fund • Became a founding member of Cemvita Factory’s Gold Hydrogen • Currently quoting on 30 different hydrogen liquefaction projects with 30 different potential customers • Completed two SES CCUS engineering studies so far and have another two underway

Another Consecutive Record Order & Backlog Quarter © 2022 Chart Industries, Inc. Confidential and Proprietary 5 Continued increasing interest in the actual order book as well as in the pipeline, which we will discuss today: • LNG, LNG, LNG • Railcars abound! • Food & beverage new store buildouts and replacements • Food & beverage customers interested in water treatment & small-scale CCUS • Hydrogen demand expanding geographically and with new customers • Industrial CCUS engineering and feasibility work • Space exploration equipment (new entrants and more accessibility) Q1 2022 Orders $M 1 Venture Global (BKR) Plaquemines Phase 1 FNTP $135.5 2 Venture Global (BKR) Plaquemines Phase 2 (first 6 cold boxes out of 18 anticipated) 45.4 3 Cheniere (Bechtel) CCL Stage 3 LNTP 47.5 4 BigLNG orders booked in Q1 2022 228.4 5 ssLNG (New Fortress Energy) FastLNG2 order booked in Q1 2022 38.3 6 Other GTLS orders booked in Q1 2022 370.1 7 Total GTLS Q1 2022 Orders Booked 636.8

First Quarter 2022 Summary © 2022 Chart Industries, Inc. Confidential and Proprietary 6 (1) Q1’22 included $6.4 million and Q1’21 included $14.7 million in Big LNG project revenue. When excluding Big LNG, the second figures are the change from Q1’21 to Q1’22, and Q4’21 to Q1’22 (2) Adjusted Non-Diluted EPS (a non-GAAP measure) is as reported on a historical basis. Please see reconciliation tables in accompanying earnings release for a reconciliation to the relevant GAAP measure. $ millions, except per share amounts Q1 2022 Q4 2021 Q1 2021 Consolidated Orders 636.8 460.9 417.2 % Change 38.2% 52.6% Backlog 1,477.0 1,190.1 934.1 % Change 24.1% 58.1% Sales 354.1 378.9 288.5 % Change (1) -6.5% / -8.2% 22.7% / 27.0% Basic Earnings per Share (EPS) $0.28 $0.34 $0.72 Adjusted Non-Diluted EPS (2) $0.65 $0.73 $0.78 Green box denotes historical record

Sales & Gross Margin Trends © 2022 Chart Industries, Inc. Confidential and Proprietary 7 (1) Adjusted Gross Margin % is a non-GAAP measure. Please see reconciliation table at the end of the accompanying earnings release for a reconciliation to the relevant GAAP measure. $289 $322 $328 $379 $354 29.1% 25.8% 22.8% 21.7% 23.6% 29.9% 29.0% 26.5% 24.2% 26.1% 20.0% 25.0% 30.0% $200 $250 $300 $350 $400 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Sales ($M) Gross Margin % Adj Gross Margin % 28.2% +190 bps We did not addback for adjusted gross profit the following impacts, which we estimate totaled ~$7.5 million in the first quarter 2022 and which we anticipate will improve throughout the remaining three quarters of 2022: • Additional logistics and freight costs • COVID impacts • Inefficiencies from Force Majeure from gas supplier • China COVID-19 shutdown of factory for one week • Higher transport costs • Supplier expedite costs • Additional team member retention • Inefficiencies from robotic cell repair • First-time manufacture inefficiencies of water skids in Tulsa, OK • Additional electricity and gas costs in our shops in EU • Unexpected costs to repair collapsed storm sewer in New Prague, MN

Addback Specifics by Category

Category	Q4 2021 Addback Items	Q4 2021 $M	Q1 2022 Addback Items	Q1 2022 $M
1 Restructuring and Severance	• Severance costs • Xinye, China facility relocation • Corp HQ move from Cryoport facility • Tulsa ACHX consolidation to Texas • Restructuring certain repair activities	7.4	• Severance costs • Tulsa ACHX consolidation to Texas • Lery, France product line completion out of period costs	5.3
2 Debt Refi Costs	• Write off amortization of prior bank fees from refinancing revolving credit facility	4.1	• NONE	0
3 Deal-related & integration costs	• Pre-closing / acquisition DD costs • Integration costs (year 1 only) • Legal costs for the one specific pre-closing liability from cryobio divestiture • Doesn't include amortization addback	4.9	• Pre-closing / acquisition DD costs • Integration costs (year 1 only) • Legal costs for the one specific pre-closing liability from cryobio divestiture • Doesn't include any amortization addback	4.2
4 Organic startup costs	• Startup of greenfield at Richburg, SC • Startup costs for Tulsa, OK flex mfg • Training costs on new product lines	2.8	• Startup of greenfield at Richburg, SC • Startup costs for Tulsa, OK flex mfg • Training costs on new product lines	1.8
5 Other Costs	• Legal / settlement	0.4	• NONE	0
6 One-Time Gains	• Gain on purchase of Earthly Labs from previous minority investment	(2.6)	• NONE	0
7 MTM of investments net of FX	• Mark-to-Market (MTM) of investments in McPhy and Stabilis net of FX impacts	(0.8)	• MTM of investments in McPhy and Stabilis and unconsolidated affiliates, HTEC and Cryomotive, all net of FX total impact	5.1

Operating Income and refinance Addbacks were 42% less in Q1 2022 than in Q4 2021

© 2022 Chart Industries, Inc. Confidential and Proprietary
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First Quarter 2022 Earnings Per Share © 2022 Chart Industries, Inc. Confidential and Proprietary 9 (1) Tax effect reflects adjustment at normalized periodic rates (2) Adjusted Basic EPS and Normalized Basic EPS (both non-GAAP measures) are as reported on a historical basis. EPS adjustment reconciliation table is provided in accompanying press release financial tables. $ millions, except per share amounts Q1 2022 Q4 2021 Change vs. PQ Continuing Operations Net income from continuing operations $10.2 $12.1 ($1.9) Reported Basic EPS $0.28 $0.34 ($0.06) 1 Investment equities mark-to-market, net of FX 0.14 (0.03) 0.17 2 Gains on purchase or sale - (0.07) 0.07 3 Debt refinance costs - 0.12 (0.12) 4 Tax effects (1) (0.03) 0.00 (0.03) Normalized Basic EPS $0.39 $0.36 $0.03 5 Restructuring related costs 0.15 0.21 (0.06) 6 Deal related and integration costs 0.12 0.14 (0.02) 7 Start-up costs (organic) 0.05 0.08 (0.03) 8 Other one-time items - 0.01 (0.01) 9 Tax effects (1) (0.06) (0.07) 0.01 Adjusted Basic EPS (2) $0.65 $0.73 ($0.08)

© 2022 Chart Industries, Inc. Confidential and Proprietary 10 2021, 2022 Challenges, Actions & Progress (1/2) # Challenge Risk Level as of 12/31/2021 (as described on Q4 2021 earnings call) Risk Level as of 3/31/2022 Risk Level as of 4/29/2022 Actions Taken / In Progress as of 4/29/2022 1 Material Cost and Availability Improving availability of material; continue to anticipate that we will operate at these higher costs through 1H 2022 (view is in line with what was said on Q3 2021 earnings call regarding timing). Availability of certain material was shut down completely, or input material Availability of material improving yet costs are still very volatile • Additional safety stock purchased when cost on respective material is lower • Purchasing in China for other use • Quote validity <1 week • Added terms for matl adjustments to contracts 2 Supply Chain Disruption Improving somewhat from Q3 2021 perspective given the availability of transport Further disrupted by conflict and China COVID-19 lockdowns Improving with certain geographies more challenged than others; for EU, risk of gas and energy supply • Alternative sources and localization of supply • Reviewing Bills of Material to utilize alternative components or input matls • Working with customers on delivery of shipments • Qualifying external EU suppliers 3 Force Majeure on Delivery of Gas to Industrial Customer Facilities Force Majeure put back in place in Georgia, USA in early January 2022 and is still currently in place. Force Majeure lifted on nitrogen. Force Majeure issued for helium • We are utilizing different approaches to ensure appropriate amounts of helium are available for our shops, including a using helium transport trailer from our leasing fleet

2021, 2022 Challenges, Actions & Progress (2/2)

#	Challenge	Risk Level as of 12/31/2021 (as described on Q4 2021 earnings call)	Risk Level as of 3/31/2022	Risk Level as of 4/29/2022	Actions Taken / In Progress as of 4/29/2022
4	Labor Availability & Cost including COVID-19 resurgence	Labor Needs continue to be addressed and limited turnover in our shops	Unchanged from 12/31	Unchanged from 12/31	• Continuing to train our own welders • Various talent development programs • Partnerships with universities and other organization for access to talent, including military veterans
5	Weather Impacts	Did not have Q4 2021 weather disruptions	Had Texas freeze power/gas challenge for one day and one evening shift at Beasley, TX facility	No April 2022 or Q2 known events	• N/A
6	China	Improved with no further electricity lockdowns/ restrictions at the current time	COVID-19 government lockdowns impacting our production by one week	Improving COVID-19 labor situation yet logistics impact in both Shanghai port and airports and the reopening in Shanghai is currently unpredictable; government stimulus on demand TBD	• Chart China team stayed on campus to ship in Q1 2022 • Chart China backlog supports Q2 2022 forecast • Demand for Chart China export product continues

© 2022 Chart Industries, Inc. Confidential and Proprietary
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2021 Pricing Actions *(As shown on Q4 2021 earnings call)*

CHART
Cooler By Design.®

First Half 2021

Increase in Material Costs from 1/1/2021 to 6/30/2021:

- Aluminum +22%
- Carbon steel +41%
- Stainless steel +21%

Price Changes:

- Q1 2021: IG Majors pricing mechanism is adjusted quarterly or semi-annually
- Tiered distributor pricing for IG independents in place

Q3 2021

Increase in Material Costs from 6/30/2021 to 9/30/2021:

- Aluminum +18%
- Carbon steel +24%
- Stainless steel +12%

Price Changes:

- July 1, 2021: Global IG LTA and standard price increases (PERMANENT)
- August 1, 2021: Key IG EMEA Customers price increases (PERMANENT)
- September 1, 2021: Surcharge on non-LTA or projects with material cost updates (TEMPORARY)
- Throughout Q3: Project bids updated for material cost changes with shorter bid validity (PERMANENT)

Q4 2021

Change in Material Costs from 9/30/2021 to 12/31/2021:

- Aluminum +0.5% increase
- Carbon steel (13%) decrease
- Stainless steel +7% increase

Price Changes:

- October 2021: Additional base price increase into effect for all new orders (PERMANENT)
- Implemented rolling IG major LTA mechanism more frequently (TEMPORARY)
- Specific additional material passthrough of backlog (ONE-TIME)
- Implemented storage fees at repair sites (PERMANENT)
- Eliminated free freight on volume purchases (PERMANENT)
- Increased surcharge % (TEMP)

© 2022 Chart Industries, Inc. Confidential and Proprietary
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2022 Year-to-Date Pricing and Surcharge Actions

As of April 25, 2022 and anticipated for 2H 2022

1/1/2022 to 2/24/2022	2/24/2022-3/31/2022	Q2 2022 QTD

Price Changes:
• January 1, 2022:
  • Rolling IG Major index adjusted price updates
  • All standard price lists had pricing adjustment
  • HLNG vehicle tank customer specific price increase
  • 15% market condition surcharge in effect entire Q1 for non-contract customers
  • Select China price increases
• February 18, 2022: distributors and direct accounts price increases in CTS and specialty products
	Price Changes:
	Mid March 2022
	• Additional base price increase in EMEA & India
	• Increased surcharge on customers globally
		Price Changes:
		• IG product pricing increased 5% to 10% for both LTA and non-LTA customers, reflecting material cost increases in Q1 2022
		• Quarterly index adjustments (April 1 and/or May 1) for contracted products
		• **All prior actions remain in effect**

GTLS Three Main Pricing Approaches

Standard product pricing (4 increases since July 1, 2021)

Long-term agreement pricing mechanisms in contracts

Project based specific material pricing with shorter bid validity timing

© 2022 Chart Industries, Inc. Confidential and Proprietary
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© 2022 Chart Industries, Inc. Confidential and Proprietary 14 Example: Global Freight Chart Freight Actions Taken: • Eliminated free freight on volume purchases • Utilizing alternative freight and transport providers • Increased surcharge on standard tank shipments • Refined process to ensure actual cost at the time of shipment

Estimate of Organic Capacity & Automation Capex © 2022 Chart Industries, Inc. Confidential and Proprietary 15 # Description Category Done? 2021 Act 2022 Fcst 2023 Fcst 1 Maintenance Capital Maintenance $24.3 $22.0 $24.0 2 Tulsa BAHX Furnace Line Capacity 4.2 7.0 7.0 3 GOFA Germany Trailer Production Expansion Capacity/Automation 0.1 7.6 3.2 4 SriCity, India Production Expansion D&S Capacity 1.9 5.5 0.0 5 Leasing Fleet Expansion Growth 8.4 3.0 5.0 6 Robotics and Augmented Reality Implementation Capacity/Productivity 3.0 2.0 5.0 7 Theodore, AL Production Expansion (IG, ORCA, CO2) Capacity/Automation 0.0 2.6 2.8 8 Product line moves from MN to Alabama (Permas) Productivity 0.3 2.6 0.4 9 CryoDiffusion VIP Manufacturing Line Implementation Capacity/Productivity Yes 0.0 0.5 0.0 10 Tulsa Flex Manufacturing Startup Capacity/Productivity 2.7 1.3 0.0 11 Richburg, SC Greenfield Startup Capacity Yes 6.0 0.0 0.0 12 Corporate HQ move (from Cryoport building) Mandatory Yes 1.8 0.0 0.0 13 Additional capacity expansions for 2023-2025 Capacity/productivity Specifics will be shared at investor day 15 Chart Total $52.7 $54.1 $47.4 16 Chart Q1 2022 Actual Capex Spend $12.6

• All major equipment ordered • Fin presses, saws, machining equipment installed • Construction of foundations underway • Construction of stacking & defixturing pits underway • Expected furnace delivery in August 2022 • Planned production test in November 2022 • Training of new staff in process Brazed Aluminum Heat Exchanger Line Tulsa, Oklahoma, USA © 2022 Chart Industries, Inc. Confidential and Proprietary 16

Manufacturing Site Expansion Sri City, Andhra Pradesh, India • Doubling of existing manufacturing floor space • Production building erected and flooring near completion • Electrical, utility, fire water network installation underway • Sheet shearing and rolling machines ordered • Production staff increased 35% year-over-year (YTD) • Partial utilization of expanded facility in April 2022 • Anticipated full utilization beginning in July 2022

Segment Sales and Gross Margin Information © 2022 Chart Industries, Inc. Confidential and Proprietary 18 (1) Adjusted Gross Margin % is a non-GAAP measure. Please see reconciliation table at the end of the accompanying earnings release for a reconciliation to the relevant GAAP measure. Sales ($M, except %) Q1 ‘22 Q4 ‘21 % Chg PQ Q1 ‘21 % Chg PY Specialty Products 107.5 131.9 -18.5% 77.3 39.1% Cryo Tank Solutions 118.1 133.5 -11.5% 103.9 13.7% Repair, Service, Leasing 49.3 44.7 10.3% 41.4 19.1% Heat Transfer Systems 79.3 71.9 10.3% 69.2 14.6% Reported GM % ($M, except %) Q1 ‘22 Q4 ‘21 Bps Chg PQ Q1 ‘21 Bps Chg PY Specialty Products 30.3% 30.3% 0 bps 36.5% -620 bps Cryo Tank Solutions 21.5% 16.9% 460 bps 24.3% -280 bps Repair, Service, Leasing 31.6% 30.0% 160 bps 35.5% -390 bps Heat Transfer Systems 12.7% 8.9% 380 bps 22.8% -1010 bps Adjusted GM % ($M, except %) Q1 ‘22 Q4 ‘21 Bps Chg PQ Q1 ‘21 Bps Chg PY Specialty Products 31.6% 31.2% 40 bps 37.5% -590 bps Cryo Tank Solutions 24.3% 18.9% 540 bps 24.3% 0 bps Repair, Service, Leasing 34.7% 34.7% 0 bps 35.7% -100 bps Heat Transfer Systems 15.9% 13.9% 200 bps 24.9% -900 bps

Full Solutions Platforms Across the Nexus of Clean

Clean End Market	Solution	GTLS Process Technologies (Owned in Full)	GTLS Process Technologies Through Minority Ownership	GTLS Equipment
Clean Power	• Hydrogen • Helium • LNG • Biogas	CHART Cooler By Design. Cryo Technologies	TRANSFORM MATERIALS McPhy	• BAHX • ACHX • Bulk & Microbulk • Fans • Transports • Valves / Vaporizers • Expanders • Liquefiers • Cold Boxes
Clean Water	• Water& Wastewater Treatment • Desalination	BlueInGreen solutions for water quality AdEdge water technologies		• Bulk tanks • Dissolution equipment • Vaporizers • Cryo-lease
Clean Food, Beverages & Agriculture	• Small-Scale Carbon Capture • Clean Beverages	Earthly Labs		• Microbulk tanks • Dosers • Vaporizers • Transports
Clean Industrials	• Post Combustion Carbon Capture • Hydrogen/He	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	• Heat exchangers • Storage tanks • Vaporizers • VIP/VJP • Transports • Liquefiers • Cold Boxes • Expanders

© 2022 Chart Industries, Inc. Confidential and Proprietary
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CHART
Cooler By Design.

The Nexus of Clean is Happening Now

Total Orders >$1 million Q1 2022 = 65

First of a Kinds (FOAKs) Q1 2022 = 28

Total New Customers Q1 2022 = 84

Specialty Products Orders Q1 2022 = $101M

# of Potential H2 Customers = 419

Actual H2 Customers = +70% since 10/2021

# of Potential SES CCC Customers = 252

Q1 2022 successes from our acquisitions and Founder's Innovation Team demonstrate the Nexus of Clean™

- L.A. Turbine had the highest order quarter in 5 years
- Earthly Labs had historical record high orders
- AdEdge and Chart's lifecycle field service team together will complete a design/build groundwater remediation project
- Water treatment for H2 production - 3 NDAs signed
- BlueInGreen's ("BIG") Treatment as a Service ("TaaS") used by AdEdge; orders won for PFAS/arsenic TaaS
- Leveraged Chart's India presence to win major water project
- BIG introduced SES to International Flavors & Fragrances ("IFF") who is now doing a SES CCC study
- Launched our "Sustainable Brewery Solutions" package – an all-encompassing approach to beer brewing operations – rain harvesting, water treatment & reuse, CCUS and dosing
- Synergy sales of non-water tanks to Simmons (BIG customer)

Kimberly-Clark · NIKOLA · SK · TRÖEGS INDEPENDENT BREWING · Simmons

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Specialty Products – GTLS Gas By Rail™



Liquid Ethylene, LNG, LH2
(~30,000 gallons net)



IAPX 1120
STOP

Liquid Argon (LOX, LN2 Available)
(~17,200 gallons net)

- **Chart LNG Fuel Tenders**
  - ***Provide clean burning natural gas to one or two freight locomotives***
  - ***Displaces up to 80% of the diesel fuel required to power the locomotive***



Ferromex
GrupoMexico

Backlog:
- Seven LNG fuel tenders and 25 ethylene railcars
- 20 argon railcars (including 10 booked in Q1 2022)

Potential additional railcar orders in the next 18 months:
- Possibility of 2 to 30 additional argon railcars
- Potential for additional 10 Ethylene cars
- Potential for 60 additional LNG tender cars

Other areas of Gas By Rail that Chart can offer
- Nitrogen and Oxygen
- Liquid Hydrogen – a new design of tank car underway

© 2022 Chart Industries, Inc. Confidential and Proprietary
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© 2022 Chart Industries, Inc. Confidential and Proprietary 22 Increasing LNG Opportunities for GTLS – Here’s Why Macro Tailwinds Chart Specific • Energy security, resiliency, stability, accessibility • Regulatory support and progress including FERC approved U.S. Gulf Coast projects moving to FID • Module, mid-scale approach to export terminals is gaining traction beyond the U.S. Gulf Coast, including in regions such as South Africa • Infrastructure exists but ssLNG and regas / import infrastructure needs to be built in conjunction with export • IPSMR® and IPSMR®+ continue to receive qualification by LNG operators, including international companies; most recently qualified by TotalEnergies • IPSMR® received another process patent in December 2021 and many international patents • Our offering is global and regional, and includes solutions for liquefaction, equipment on Big LNG, ssLNG and LNG infrastructure plus repair and service • Our process lends itself to retrofitting for increased gas output even in brownfield locations • IPSMR® efficiency leads to lower CO2 per tonne of LNG • Chart’s heavy hydrocarbon process handles the extreme gas compositions while maximizing LNG production • IPSMR® is proving to be an ideal solution for FLNG

Increasing LNG Opportunities for GTLS – The Numbers © 2022 Chart Industries, Inc. Confidential and Proprietary 23 Pre Feb 24, 2022 GTLS Perspective April 29, 2022 GTLS Perspective BigLNG (greater than 5 MTPA) • Number of reasonably possible projects to move to order stage by 2024 10 22 • Number of international projects contemplating using IPSMR® 1 2 • GTLS Associated Order Potential $ $1.25 billion $4.55 billion • GTLS Order $ Booked Year-to-Date 2022 $0 $228.4 million ssLNG (5 MTPA and smaller) • Number of reasonable possible projects to move to order stage by 2024 205 233 • Number of Floating LNG projects in bid pipeline 13 26 • GTLS Associated Order Potential $ $1.5 billion $1.75 billion • GTLS Order $ Booked to Date 2022 0 $38.3 million + LOI

© 2022 Chart Industries, Inc. Confidential and Proprietary 24 Full Year 2022 Outlook Revenue $1.725 billion to $1.85 billion Non-Diluted Adjusted EPS $5.35 to $6.50 Assumes 19% ETR and 35.83M shares outstanding Capital Expenditures Approximately $50 to $55 million Adjusted Free Cash Flow Approximately $175 to $225 million (1) Includes approximately $25 to $40 million of Big LNG related revenue in the year; primarily latter part of 2022 (2) HLNG vehicle tank products lowered 2022 purchasing forecasts (timing shift is anticipated to 2023) (3) We consider uncertainty around shutdowns and logistics in China in the near-term in this outlook (4) Assumed weighted shares outstanding are 35.83 million; prior guidance was 35.6 million shares (5) We are assuming a 19% effective tax rate (unchanged from prior guidance) (6) Anticipate the first half of 2022 will include a margin drag from historical levels from the ongoing macro challenges but increasingly improve throughout 2022 (7) The higher-end of the range requires specific larger opportunities in our commercial pipeline to be booked as orders in the coming few months

© 2022 Chart Industries, Inc. Confidential and Proprietary 25  At 3/31/2022, we achieved our lowest 12-month rolling Total Recordable Incident Rate (TRIR) in our history  In 2021, we reduced our GHG Intensity metric by ~14%  Scope 1 and Scope 2 emissions declined almost 4% in 2021  Scope 2 emissions reduced by ~10%  We increased the percentage of electricity sourced from renewables  We instituted an ESG component to our short-term incentive awards  Our Global D&I Committee, made up of more than 50 team members from around the world, advanced community involvement  We contribute to the United Nations Sustainable Development Goals including Clean Water and Sanitation (6), Affordable and Clean Energy (7), Decent Work and Economic Growth (8), Responsible Consumption and Production (12) and Climate Action (13)  We have an independent Board of Directors, the majority of which are female and diverse, with a separate Chairman and CEO  We proactively monitor our supply chain in order to ensure proper governance in our client and supplier network  We look forward to seeing you on May 5, 2022 for our investor day at the NYSE (NYC, NY) Our 2021 (Third Annual) Sustainability Report Highlights

Recognizing our Leadership in Safety © 2022 Chart Industries, Inc. Confidential and Proprietary 26 Tom Drube, VP of Engineering and Chart Engineering Fellow • Recipient of the distinguished Charles H. Glasier Safety Award 2022, presented annually by the Compressed Gas Association (CGA) to an individual in recognition of their safety leadership in the industrial gas industry. • Tom has spent more than 30 years volunteering his expertise in service to the CGA, providing invaluable leadership towards ensuring the safe design of compressed gas containers.

Appendix 27

First Quarter 2022 Adjustments © 2022 Chart Industries, Inc. Confidential and Proprietary 28 $ millions, except per share amounts Q1 2022, Reported Adjustments (1) Q1 2022, Adjusted (1) Continuing Operations Sales $354.1 $354.1 Gross profit 83.7 8.7 92.4 Selling, general, and administrative expenses 53.5 (1.8) 51.7 Amortization expense 10.1 - 10.1 Operating income 20.1 10.5 30.6 Interest expense, net 3.2 (1.3) 1.9 Financing costs amortization 0.7 - 0.7 Unrealized loss (gain) on investments in equity securities 2.6 (2.6) - Foreign currency loss 1.6 (1.6) - Other income (0.7) (0.7) Income tax expense 2.1 3.0 5.1 Income before equity in (loss) earnings of unconsolidated affiliates, net 10.6 13.0 23.6 Equity in (loss) earnings of unconsolidated affiliates, net (0.3) 0.4 0.1 Net income 10.3 13.4 23.7 Less: Income attributable to noncontrolling interests, net of taxes 0.1 - 0.1 Net income attributable to Chart Industries, Inc. $10.2 $13.4 $23.6 Basic Earnings per Share $0.28 $0.37 $0.65 Non-diluted share count 35.83 35.83 35.83 (1) “Adjustments” and “Q1 2022, Adjusted” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that these adjustments facilitate useful period-to-period comparisons of our financial results, and this information is used by us in evaluating our internal performance.

First Quarter 2022 Adjusted EBITDA © 2022 Chart Industries, Inc. Confidential and Proprietary 29 (1) “EBITDA” and “Adjusted EBITDA” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of our financial results, and this information is used by us in evaluating our internal performance. $ millions, except per share amounts Consolidated Q1 2022 Q4 2021 Change v. PQ Net income from continuing operations $10.3 $12.4 ($2.1) Income tax expense, net 2.1 3.6 (1.5) Interest expense, net 3.9 3.3 0.6 Depreciation and amortization 20.5 20.8 (0.3) EBITDA (1) $36.8 $40.1 ($3.3) Non-recurring costs 14.9 14.8 0.1 Share-based compensation 3.3 3.1 0.2 Adjusted EBITDA (1) $55.0 $58.0 ($3.0)

First Quarter 2022 Free Cash Flow © 2022 Chart Industries, Inc. Confidential and Proprietary 30 (1) “Net income, adjusted” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables. (2) “Free Cash Flow” and “Adjusted Free Cash Flow” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period comparisons of the Company’s operating results. $ millions, except per share amounts Consolidated Q1 2022 Q1 2021 Change v. PY Net income, adjusted (1) $18 $25 ($7) Depreciation and amortization $21 $19 $2 Accounts receivable ($17) $14 ($31) Inventory ($35) ($36) $1 Unbilled contract revenues and other assets ($36) ($7) ($29) Accounts payable and other liabilities ($4) $4 ($8) Customer advances and billings in excess of contract revenue $31 ($11) $42 Net Cash Provided By Operating Activities ($22) $8 ($30) Capital expenditures ($13) ($11) ($2) Free Cash Flow (2) ($35) ($3) ($32) Adjustments Non-recurring costs $11 $5 $6 Add back inventory for strategic build $19 $0 $19 Adjusted Free Cash Flow (2) ($5) $2 ($7)

Segment Information

Sales ($M, except %)	Q1 '22	Q4 '21	% Chg PQ	Q1 '21	% Chg PY
Specialty Products	107.5	131.9	-18.5%	77.3	39.1%
Cryo Tank Solutions	118.1	133.5	-11.5%	103.9	13.7%
Repair, Service, Leasing	49.3	44.7	10.3%	41.4	19.1%
Heat Transfer Systems	79.3	71.9	10.3%	69.2	14.6%

Reported Op Income ($M, except %)	Q1 '22	Q4 '21	% Chg PQ	Q1 '21	% Chg PY
Specialty Products	16.2	26.4	-38.6%	17.9	-9.5%
Cryo Tank Solutions	14.1	10.9	29.4%	15.6	-9.6%
Repair, Service, Leasing	8.3	7.2	15.3%	8.3	0.0%
Heat Transfer Systems	-0.2	-5.8	n.a.	3.8	-105.3%

Adjusted Op Income ($M, except %)	Q1 '22	Q4 '21	% Chg PQ	Q1 '21	% Chg PY
Specialty Products	18.1	27.8	-34.9%	19.8	-8.6%
Cryo Tank Solutions	17.5	13.8	26.8%	15.8	10.8%
Repair, Service, Leasing	9.8	9.3	5.4%	8.4	16.7%
Heat Transfer Systems	2.3	-1.6	n.a.	5.4	-57.4%

Adjusted Op Margin ($M, except %)	Q1 '22	Q4 '21	Bps Chg PQ	Q1 '21	Bps Chg PY
Specialty Products	16.8%	21.1%	-430 bps	25.6%	-880 bps
Cryo Tank Solutions	14.8%	10.3%	450 bps	15.2%	-40 bps
Repair, Service, Leasing	19.9%	20.8%	-90 bps	20.3%	-40 bps
Heat Transfer Systems	2.9%	-2.2%	510 bps	7.8%	-490 bps
Heat Transfer Systems (excl Big LNG project)	0.3%	-2.2%	250 bps	-4.8%	510 bps

(1) Adjusted Operating Margin % is a non-GAAP measure. Please see reconciliation table at the end of the accompanying earnings release for a reconciliation to the relevant GAAP measure.

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